CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Tekelec (the "Company") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Paul J. Pucino, Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

      1) The Report fully complies with the requirement of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

      2) The information contained in the Report fairly presents, in all material respects, the Company's consolidated financial position, results of operations and cash flows.


/s/ Paul J. Pucino
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Vice President and Chief Financial Officer
August 14, 2002